Filed Pursuant to Rule 497(d)

Invesco Unit Trusts, Series 2194

Multi-Asset High Income Portfolio 2022-1

Supplement to the Prospectus

Effective March 9, 2022, Phillips 66 (ticker: PSX) finalized its merger with Phillips 66 Partners LP (ticker: PSPX) (the “Partnership”). The merger resulted in Phillips 66 acquiring all limited partnership interests in the Partnership not already owned by Phillips 66 and its affiliates. As a holder of limited partnership interests in the Partnership, the Portfolio received 0.50 shares of Phillips 66 common stock for each limited partnership interest owned by the Portfolio.

The Portfolio now holds and will continue to purchase shares of Phillips 66. Accordingly, all references to the Partnership in the Prospectus are replaced by Phillips 66.

Supplement Dated: March 9, 2022